UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SONIC INNOVATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sonic Innovations, Inc.

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, Utah 84121

Phone: (801) 365-2800

April 6, 2004

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders to be held at the Salt Lake Marriott City Center Hotel located at 220 South State Street, Salt Lake City, Utah on Thursday, May 6, 2004 at 9:00 a.m. MDT.

The accompanying Proxy Statement describes the business to be transacted at the Annual Meeting. It is important that your shares be represented whether or not you personally attend the Annual Meeting. Regardless of the number of shares you own, your vote is important to us. In order to ensure that you will be represented, we ask you to please vote by telephone or sign, date and return the enclosed proxy card or voting instruction card promptly. This will not limit your right to vote in person or to attend the Annual Meeting.

We also plan to review the status of our business at the Annual Meeting. We look forward to seeing you.

Sincerely,

Andrew G. Raguskus

President and Chief Executive Officer

Sonic Innovations, Inc.

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, Utah 84121

(801) 365-2800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE/TIME	9:00 a.m. MDT on Thursday, May 6, 2004

PLACE	Salt Lake Marriott City Center Hotel 220 South State Street Salt Lake City, Utah 84111 Phone number: (801) 961-8700

ITEMS OF BUSINESS

1.      To elect two directors for a three-year term;

2.      To ratify the appointment of KPMG LLP as our independent auditors for the 2004 fiscal year;

3.      To approve the Amended and Restated Sonic Innovations, Inc. 2000 Stock Plan; and

4.      To take action on any other business that may properly be considered at the Annual Meeting or any adjournments thereof.

ADJOURNMENTS	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned.

VOTING	If you cannot attend the Annual Meeting, you may vote your shares by telephone or by completing and promptly returning the enclosed proxy card in the envelope provided. Telephone voting procedures are described in the Proxy Statement accompanying this notice, as well as on the enclosed proxy card.

RECORD DATE	You are entitled to vote only if you were a stockholder of record at the close of business on March 8, 2004.

YOUR VOTE IS IMPORTANT	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instruction card as soon as possible. You may submit your proxy or voting instruction card for the Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided, or, in many cases, by using the telephone. For specific instructions on how to vote your shares, please refer to the section entitled “QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING” of the accompanying Proxy Statement and the instructions on the proxy or voting instruction card.

ANNUAL REPORT	Sonic Innovations’ 2003 Annual Report on Form 10-K, which is not part of the proxy soliciting material, is enclosed.

By Order of the Board of Directors,

Stephen L. Wilson

Senior Vice President and

Chief Financial Officer and Secretary

This Notice of the Annual Meeting, Proxy Statement and accompanying proxy card were mailed on or about April 6, 2004.

SONIC INNOVATIONS, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 6, 2004

The Board of Directors of Sonic Innovations, Inc. (the “Board”) is soliciting the enclosed proxy from you. The proxy will be used at our 2004 Annual Meeting of Stockholders to be held on Thursday, May 6, 2004, beginning at 9:00 a.m. MDT at the Salt Lake City Marriott City Center Hotel, 220 South State Street, Salt Lake City, Utah 84111, and at any adjournments thereof. This Proxy Statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures. This Proxy Statement is being mailed to stockholders on or about April 6, 2004.

We use several abbreviations in this Proxy Statement. We may refer to our company as “Sonic Innovations” or the “Company.” The term “proxy materials” includes this Proxy Statement, as well as the enclosed proxy card and our Annual Report on Form 10-K for the year ended December 31, 2003. The term “Annual Meeting” means our 2004 Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION AND VOTING

AT THE ANNUAL MEETING

When and where is the Annual Meeting?

The Annual Meeting will be held on Thursday, May 6, 2004, beginning at 9:00 a.m. MDT at the Salt Lake City Marriott City Center Hotel, 220 South State Street, Salt Lake City, Utah 84111.

Why I am receiving these proxy materials?

You are receiving these proxy materials from us because you were a stockholder of record at the close of business on March 8, 2004 (the “Record Date”). As a stockholder of record, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders of record will act upon the items of business outlined in the Notice of the Annual Meeting (on the cover page of this Proxy Statement), each of which are described more fully in this Proxy Statement. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to attend?

You are entitled to attend the Annual Meeting only if you were a Sonic Innovations stockholder (or joint holder) of record as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance.

Please also note that if you are not a stockholder of record but hold shares in “street name” (that is, through a broker or nominee), you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. The meeting will begin promptly at 9:00 a.m. MDT. Check-in will begin at 8:45 a.m. MDT.

Who is entitled to vote?

Only stockholders who owned Sonic Innovations common stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting, and at any adjournments thereof.

How many shares are entitled to vote?

As of the Record Date, 20,510,778 shares of Sonic Innovations common stock were outstanding. Each outstanding share of Sonic Innovations common stock entitles the holder to one vote on each matter.

How many shares must be present or represented to conduct business (that is, what constitutes a quorum)?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Sonic Innovations common stock entitled to vote at the Annual Meeting will constitute a quorum. A quorum is required to conduct business at the Annual Meeting. The presence of the holders of Sonic Innovations common stock representing at least 10,255,390 votes will be required to establish a quorum at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What items of business will be voted on?

The items of business scheduled to be voted on at the Annual Meeting are as follows:

1.	the election of two nominees to serve as directors on our Board for a three-year term;

2.	the ratification of the appointment of KPMG LLP as our independent auditors for the 2004 fiscal year; and

3.	the approval of the Amended and Restated Sonic Innovations, Inc. 2000 Stock Plan.

These proposals are described more fully below. As of the date of this Proxy Statement, the only business that our Board intends to present or knows of that others will present at the Annual Meeting is as set forth in this Proxy Statement. If any other matter or matters are properly brought before the meeting or any adjournment thereof, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

How does the Board of Directors recommend that I vote?

Our Board recommends that you vote your shares “FOR” each of the director nominees, “FOR” the ratification of KPMG LLP as our independent auditors for the 2004 fiscal year and “FOR” the approval of the Amended and Restated Sonic Innovations, Inc. 2000 Stock Plan.

What shares can I vote?

You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most Sonic Innovations stockholders hold their shares through a broker or other nominee rather than directly in their own name.

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to Sonic Innovations or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use for this purpose.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Annual Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Your broker, trustee or other nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly or in street name, you may vote without attending the Annual Meeting. If you are a stockholder of record, you may vote by granting a proxy. If you are a stockholder of record, you may vote:

•	By Telephone—you may submit the proxy by following the “Vote by Telephone” instructions on the proxy card. If you vote by telephone you do not need to return your proxy card; or

•	By Mail—you may vote by mail by signing and dating the proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation) you should indicate your name and title or capacity.

For shares held in street name, you should follow the voting directions provided by your nominee. You may complete and mail a voting instruction card to your nominee or, in many cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone or the Internet, your shares will be voted by your nominee as you have directed.

Telephone voting facilities for stockholders of record will close at 12:00 noon EDT, on May 5, 2004.

How can I vote my shares in person?

If you are a stockholder of record and wish to vote your shares at the Annual Meeting, you should bring the enclosed proxy card or proof of identification. You may vote shares held in street name only if you obtain a signed proxy from the record holder (broker, trustee or other nominee) giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we encourage you to vote by proxy card or telephone so your vote will be counted even if you later decide not to attend.

Can I change my vote?

You may change your vote at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by:

•	submitting a new, properly signed proxy bearing a later date (which automatically revokes the earlier proxy) prior to your shares being voted at the Annual Meeting;

•	providing a written notice of revocation to the our Secretary prior to your shares being voted at the Annual Meeting;

•	voting by telephone prior to 12:00 noon EDT, on May 5, 2004; or

•	voting in person at the Annual Meeting.

Attendance at the meeting will not cause your previously granted proxy to be revoked, unless you specifically so request.

What is a “broker non-vote”?

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on “routine matters” (such as election of directors), but not on “non-routine matters” (such as stockholder proposals). A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

Who will serve as inspector of election?

Michael M. Halloran, our Vice President and Corporate Controller, will tabulate the votes and act as inspector of election at the Annual Meeting.

What vote is required to approve each item and how are votes counted?

The vote required to approve each item of business and the method for counting votes is set forth below:

Election of Directors. The two director nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as directors. You may vote either “FOR” or “WITHHOLD” your vote for the director nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

All Other Items. For each of the other items of business, the affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for these items of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” the two director nominees to the Board; “FOR” ratification of the independent auditors; and “FOR” approval of the Amended and Restated Sonic Innovations, Inc. 2000 Stock Plan), and in the discretion of the proxy holders on any other matters that properly come before the Annual Meeting and any adjournments thereof.

How are abstentions counted?

If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the Annual Meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote “AGAINST” a proposal.

What happens if additional matters are presented at the Annual Meeting?

Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Andrew G. Raguskus (our President and CEO) and Stephen L. Wilson (our Senior Vice President and CFO), will have the discretion to vote your shares on any additional matters properly presented for a vote. If for any unforeseen reason any of our nominees is not available as a candidate for director, the proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

What should I do in the event that I receive more than one set of proxy/voting materials?

You may receive more than one set of these proxy materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Where can I find the voting results?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in our Quarterly Report on Form 10-Q for the second quarter of fiscal year 2004.

Who is soliciting my vote and who will bear the costs of this solicitation?

Sonic Innovations is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to this solicitation by mail, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by members of our Board, our officers and other employees, who will not receive any additional compensation for assisting in the solicitation. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation materials to the beneficial owners of Sonic Innovations common stock.

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, or if you need additional copies of this Proxy Statement or voting materials, please contact the Company’s Secretary at (801) 365-2800.

SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND NAMED EXECUTIVE OFFICERS

The following table provides information relating to the beneficial ownership of Sonic Innovations common stock as of the Record Date, by:

•	each stockholder known by us to own beneficially more than 5% of Sonic Innovations common stock;

•	each of our executive officers named in the summary compensation table (our Chief Executive Officer and our four other most highly compensated executive officers);

•	each of our directors; and

•	all of our directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the person has the sole or shared voting power or investment power and any shares that the person has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

The number and percentage of shares beneficially owned is computed on the basis of 20,510,778 shares of Sonic Innovations common stock outstanding as of the Record Date. Shares of Sonic Innovations common stock that a person has the right to acquire within 60 days of the Record Date are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. The address for those persons for which an address is not otherwise provided is: c/o Sonic Innovations, Inc., 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121.

Beneficial Owner (Name and Address)	Amount and Nature of Beneficial Ownership(1)		Percentage of Common Stock Outstanding
5% Stockholders:
T. Rowe Price 100 East Pratt Street Baltimore, MD 21202	1,666,953	(2)	8.1%
FMR Corp. 82 Devonshire Street Boston, MA 02109	1,250,900	(3)	6.1%
State of Wisconsin Investment Board P.O Box 7842 Madison, WI 53707	1,096,700	(4)	5.3%

Directors and Named Executive Officers:
Andrew G. Raguskus	551,731	(5)	2.7%
Michael A. James	100,000	(6)	*
Stephen L. Wilson	409,556	(7)	2.0%
Jorgen Heide	231,169	(8)	1.1%
Gregory N. Koskowich	140,932	(9)	*
Lewis S. Edelheit	11,000	(10)	*
Anthony B. Evnin	53,711	(11)	*
Kevin J. Ryan	436,946	(12)	2.1%
Lawrence C. Ward	22,000	(13)	*
Samuel L. Westover	22,000	(14)	*
All current directors and executive officers as a group (15 persons)	2,341,907	(15)	10.4%

*	less than 1%

SHARE OWNERSHIP TABLE FOOTNOTES

(1)	The information provided in this table is based on our records, information supplied to us by our executive officers, directors and principal stockholders and information contained in Schedules 13D and 13G filed with the Securities and Exchange Commission.

(2)	Based on information in a Schedule 13G Report filed February 13, 2004 indicating that T. Rowe Price and its affiliates (“T. Rowe Price”) were the beneficial owners of 1,666,953 shares, of which T. Rowe Price had sole voting power over 654,053 shares and sole dispositive power over 1,666,953 shares.

(3)	Based on information in a Schedule 13G Report filed February 16, 2004 indicating that FMR Corp. and its affiliates (“FMR”) were the beneficial owners of 1,250,900 shares, of which FMR had sole voting power over 619,000 shares and sole dispositive power over 1,250,900 shares.

(4)	Based on information in a Schedule 13G Report filed February 16, 2004 indicating that State of Wisconsin Investment Board was the beneficial owner of 1,096,700 shares, of which State of Wisconsin Investment Board had sole voting and dispositive powers.

(5)	Includes 456,866 shares issuable upon exercise of options exercisable within 60 days of March 8, 2004.

(6)	Includes 100,000 shares issuable upon exercise of options exercisable within 60 days of March 8, 2004.

(7)	Includes 372,808 shares issuable upon exercise of options exercisable within 60 days of March 8, 2004.

(8)	Includes 218,726 shares issuable upon exercise of options exercisable within 60 days of March 8, 2004.

(9)	Includes 99,165 shares issuable upon exercise of options exercisable within 60 days of March 8, 2004.

(10)	Includes 11,000 shares issuable upon exercise of options exercisable within 60 days of March 8, 2004.

(11)	Includes 20,422 shares issuable upon exercise of options exercisable within 60 days of March 8, 2004, and 87 shares beneficially owned by entities associated with Venrock Associates, of which Dr. Evnin is a General Partner. Dr. Evnin shares the right to vote such shares with other Venrock Associates–affiliated entities, but disclaims beneficial ownership of these shares, except to the extent of his pro-rata interest.

(12)	Includes 356,946 shares issuable upon exercise of options exercisable within 60 days of March 8, 2004.

(13)	Includes 22,000 shares issuable upon exercise of options exercisable within 60 days of March 8, 2004.

(14)	Includes 22,000 shares issuable upon exercise of options exercisable within 60 days of March 8, 2004.

(15)	Includes 2,009,328 shares issuable upon exercise of options exercisable within 60 days of March 8, 2004.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of reports and written representations furnished to us, we believe that during fiscal year 2003 all filings with the Securities and Exchange Commission by our executive officers and directors complied with requirements for reporting ownership and changes in ownership of our common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934.

GOVERNANCE OF THE COMPANY

Board Composition

The members of our Board on the date of this Proxy Statement, and the committees of our Board on which they serve, are identified below.

Name of Director	Compensation		Audit		Governance and Nominating		Stock Option
Non-Employee Directors:
Lewis S. Edelheit			X		X
Anthony B. Evnin	X	*	X
Kevin J. Ryan
Lawrence C. Ward					X	*
Samuel L. Westover	X		X	*	X
Employee Director:
Andrew G. Raguskus							X

X	Committee member
*	Committee chairman

During 2003, our Board met five times and each director attended each meeting. Our directors are encouraged to attend our annual meetings. All of our directors attended the 2003 annual meeting.

Board Independence

The Board has determined that each of the following directors (and each of the members of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee) to be an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (the “NASD”):

Lewis S. Edelheit

Anthony B. Evnin

Lawrence C. Ward

Samuel L. Westover

Board Committee Composition

Audit Committee

Sonic Innovations has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act, as amended. The Audit Committee currently consists of Dr. Edelheit, Dr. Evnin and Mr. Westover. The Board believes that each of these individuals is financially literate and that Mr. Westover is a “financial expert” as defined under applicable Securities and Exchange Commission rules. In addition, the Board believes that each member of the Audit Committee is independent as defined under Marketplace Rule 4350(d)(2) of the NASD. The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of Sonic Innovations’ financial statements; Sonic Innovations’ compliance with legal and regulatory requirements; and the independent auditors’ qualifications, independence and performance. Among other things, the Audit Committee prepares the report of the Audit Committee for inclusion in the Proxy Statement; annually reviews the Audit Committee charter; appoints, evaluates and determines the compensation of the independent auditors; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews Sonic Innovations’ disclosure controls and procedures, internal controls and corporate policies with respect to financial information; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on Sonic Innovations’ financial statements. The Audit Committee works closely with management as well as the independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from Sonic Innovations for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee met seven times in 2003 and each member attended each meeting. The report of the Audit Committee is included herein. The charter for the Audit Committee was filed as an exhibit to last year’s proxy statement and is available on our website at http://www.sonici.com/corporategovernance.

Compensation Committee

The Compensation Committee currently consists of Dr. Evnin and Mr. Westover. The Compensation Committee consisted of Dr. Evnin and Dr. Allan M. Wolfe until Dr. Wolfe’s resignation from the Board in May 2003. The Compensation Committee approves our executive officers’ salaries, annual incentive awards and stock option grants. The Compensation Committee also administers our 1993 Stock Plan, 2000 Stock Plan and 2000 Employee Stock Purchase Plan. The Compensation Committee met twice in 2003 and each member attended each meeting. The charter for the Compensation Committee is available on our website at http://www.sonici.com/corporategovernance.

Governance and Nominating Committee

The Governance and Nominating Committee, which was formed in March 2004, currently consists of Dr. Edelheit, Mr. Ward and Mr. Westover. The Governance and Nominating Committee assists the Board in fulfilling its responsibility with respect to corporate governance of Sonic Innovations and is responsible for developing and recommending to the Board the governance principles applicable to Sonic Innovations; overseeing the evaluation of the Board and management of Sonic Innovations; recommending to the Board director nominees for each committee; and assisting the Board in identifying prospective director nominees and determining the director nominees for election. Among other things, the Governance and Nominating Committee determines the criteria for qualification and selection of directors for election to the Board; oversees the organization of the Board to discharge its duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance. Other specific duties and responsibilities of the Governance and Nominating Committee include annually assessing the size and composition of the Board; developing membership qualifications for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board in recruiting new members to the Board; reviewing and recommending proposed changes to our Certificate of Incorporation or Bylaws and Board committee charters; recommending Board committee assignments; reviewing, approving and monitoring all service by executive officers on outside, for-profit boards of directors; reviewing and approving in advance any proposed related party transactions; and reviewing, approving and monitoring the Company’s Code of Ethics. The charter for the Governance and Nominating Committee is available on our website at http://www.sonici.com/corporategovernance.

Stock Option Committee

The Stock Option Committee, currently consisting solely of Mr. Raguskus, has the authority to grant stock options to non-officer employees only, up to a maximum of 10,000 shares per non-officer employee. Stock options granted in this manner are reported to the Board.

Director Compensation

Each of our directors is paid as follows: (i) $2,500 for attending a Board meeting in person and $500 for attending by telephone; and (ii) $500 for attending a Board committee meeting in person and $200 for attending by telephone. Each of our directors is also reimbursed for reasonable travel expenses incurred in attending Board or Board committee meetings.

Under our 2000 Stock Plan, each new non-employee director is granted a stock option for 15,000 shares of common stock, which vests at the rate of one-third on each annual anniversary from the date of grant. Following each annual meeting of stockholders, each continuing non-employee director is granted a stock option for 6,000 shares of common stock, which fully vests one year from the date of grant. These stock options have a ten year term and an exercise price per share equal to the fair market value per share on the date of grant.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is currently, or has ever been at any time since our formation, one of our officers or employees; nor has served as a member of the board of directors or compensation committee of any entity that has one or more officers serving as a member of our Board of Directors or Compensation Committee.

Consideration of Director Nominees

Stockholder Nominees

Our Bylaws permit stockholders to nominate directors. The policy of the Governance and Nominating Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board as described under “Identifying and Evaluating Nominees for Directors” below. For a description of the process for nominating directors in accordance with our Bylaws, please refer to the section entitled “OTHER INFORMATION—Deadline for Receipt of Stockholder Proposals and Director Nominations.” In evaluating such nominations, the Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder nominations proposed for consideration by the Governance and Nominating Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Secretary

Sonic Innovations, Inc.

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, Utah 84121

Director Qualifications

Each candidate must possess at least the following specific minimum qualifications:

•	Each candidate shall be prepared to represent the best interests of all of the Company’s stockholders and not just one particular constituency.

•	Each candidate shall be an individual who has demonstrated integrity and ethics in his/her personal and professional life and has established a record of professional accomplishment in his/her chosen field.

•	No candidate, or family member (as defined in NASD rules), or affiliate or associate (each as defined in Rule 405 under the Securities Act of 1933, as amended) of a candidate, shall have any material personal, financial or professional interest in any present or potential competitor of the Company.

•	Each candidate shall be prepared to participate fully in Board activities, including attendance at, and active participation in, meetings of the Board and the committee(s) of which he or she is a member (if applicable), and not have other personal or professional commitments that would, in the Governance and Nominating Committee’s judgment, interfere with or limit his/her ability to do so.

Identifying and Evaluating Nominees for Directors

The Governance and Nominating Committee assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. The Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. In evaluating such nominations, the Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address membership criteria set forth under “Director Qualifications” above. In the event that vacancies are anticipated, or otherwise arise, the Governance and Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Governance and Nominating Committee through current Board members, professional search firms, stockholders or other persons. In addition, from time-to-time, the Governance and Nominating Committee may solicit recommendations for director candidates from its professional service advisors. These candidates are evaluated at regular or special meetings of the Governance and Nominating Committee, and may be considered at any point during the year. The Governance and Nominating Committee considers properly submitted stockholder nominations for candidates for the Board following verification of the stockholder status of persons proposing candidates. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Governance and Nominating Committee.

Communications with the Board

Stockholders and employees who desire to communicate with the Board or individual directors on a confidential basis may do so by writing directly and confidentially using an envelope marked confidential to Board of Directors, c/o Secretary, Sonic Innovations, Inc., 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah, 84121. Such communications will be forwarded directly to the named director or, if addressed to the Board, to the Chairman of the Audit Committee, who is an independent director.

Any non-confidential communications from stockholders and employees that are intended for the Board will be processed as follows: (i) if the sender specifically requests that the communication be sent to the Board, the communication will be promptly relayed to the Board; and (ii) if the sender does not specifically request that the communication be sent to the Board, the communication will be promptly relayed to the Board if management, using its best business judgment, determines that it should be relayed to the Board.

Code of Ethics

The Sonic Innovations Code of Ethics for Principal Executive and Senior Financial Officers, which applies to our chief executive officer, principal financial officer and principal accounting officer, is available on our website http://www.sonici.com/corporategovernance. We intend to post amendments to or waivers from our Code of Ethics for Principal Executive and Senior Financial Officers at that address.

PROPOSALS TO BE VOTED ON

PROPOSAL ONE

ELECTION OF DIRECTORS

Directors and Nominees

Our Board of Directors currently consists of six members and is divided into three classes, with each director serving a three-year term and one class being elected at each year’s annual meeting of stockholders. Mr. Kevin J. Ryan and Mr. Samuel L. Westover are in the class of directors whose term expires at the 2004 Annual Meeting of Stockholders and they are the two nominees for election to the Board at this Annual Meeting. Directors whose terms are continuing after this Annual Meeting include Dr. Lewis S. Edelheit and Dr. Anthony B. Evnin, who are in the class of directors whose term expires at the 2005 annual meeting; and Mr. Andrew G. Raguskus and Mr. Lawrence C. Ward, who are in the class of directors whose term expires at the 2006 annual meeting. Executive officers are elected by the Board and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors or executive officers.

DIRECTORS

Name of Director	Director Since	Term Expires(4)	Age(5)
Lewis S. Edelheit, Ph.D. (2),(3)	2002	2005	61
Anthony B. Evnin, Ph.D. (1),(2)	1995	2005	62
Andrew G. Raguskus	1996	2006	58
Kevin J. Ryan	1999	2004	63
Lawrence C. Ward (3)	2001	2006	51
Samuel L. Westover (1),(2),(3)	2002	2004	48

(1)	Member of the Compensation Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Governance and Nominating Committee.
(4)	Term expires as of the annual meeting date in the year indicated.
(5)	As of December 31, 2003.

Lewis S. Edelheit, Ph.D. retired from General Electric Company (“GE”) in 2002. Dr. Edelheit was GE’s Senior Research and Technology Advisor from 2000 to 2002 and was Senior Vice President of Corporate R&D from 1991 to 2000. From 1986 to 1991, he was President and CEO of Quantum Medical Systems, a venture capital-backed company that pioneered color flow ultrasound for vascular imaging. Dr. Edelheit is a director of Silicon Graphics, Inc., a high-end computer manufacturer, a member of the National Academy of Engineering and the Industrial Research Institute, and a Fellow of the American Physical Society. He earned a bachelor’s degree in engineering physics and a master’s degree and Ph.D. in physics from the University of Illinois.

Anthony B. Evnin, Ph.D. is Managing General Partner of Venrock Associates, a venture capital partnership, where he has been a Partner since 1975. Dr. Evnin serves on the board of Caliper Life Sciences, Inc., a manufacturer of microfluidic analysis systems, and Renovis, Inc., a developer of pharmaceuticals for the central nervous system. Dr. Evnin earned an AB from Princeton University and a Ph.D. in chemistry from Massachusetts Institute of Technology.

Andrew G. Raguskus joined Sonic Innovations, Inc. in 1996 as President, Chief Executive Officer and director. Mr. Raguskus was Chief Operating Officer of Sonic Solutions, Inc., a maker of digital audio workstations, during 1996. He was Senior Vice President Operations of ReSound Corporation, a hearing aid company, from 1991 to 1995. Prior to joining ReSound, Mr. Raguskus held positions with various technology companies, including Sun Microsystems, Inc. and General Electric’s Medical Systems division. He serves on the board of the Hearing Industries Association. Mr. Raguskus earned a bachelor’s degree in electrical engineering from Rensselaer Polytechnic Institute.

Kevin J. Ryan has been Chairman of the Board of Sonic Innovations, Inc. since January 2002. This position was an executive position from January 2002 to December 2003. Mr. Ryan was Chairman, President and Chief Executive Officer of Wesley Jessen Vision Care, Inc., a manufacturer of contact lenses, from 1995 until its acquisition by Novartis in 2001. Prior to that, Mr. Ryan was President of Biosource Technologies, Inc., a bio-pharmaceutical company, from 1991 to 1995. He serves on the board of Large Scale Biology Corporation, a bio-technology company. Mr. Ryan earned a bachelor’s degree in business and marketing from Notre Dame University.

Lawrence C. Ward was Corporate Vice President Worldwide Manufacturing Operations of Applied Materials Corporation from October 1998 to October 2001. Prior to that, Mr. Ward was President North American Region of Walbro Corporation from February 1998 to September 1998; Senior Vice President Operations and President Airbag and Seat Belt Division of Breed Technologies, Inc. from November 1997 to February 1998; Vice President Global Operations of Allied Signal Safety Restraint Systems from January 1997 to October 1997; and Vice President Manufacturing and Services of Exabyte Corporation from 1993 to 1996. He earned a bachelor’s degree in mechanical engineering from California Polytechnic State University and a master’s degree in mechanical engineering from Santa Clara University.

Samuel L. Westover is President and Chief Executive Officer of CIGNA Dental, a provider of dental insurance and dental managed care, which he joined in March 2002. He was Special Assistant to the Governor of Utah from March 2001 to March 2002. From 1996 to 2000, Mr. Westover was President and Chief Executive Officer of Orthalliance, Inc., a provider of practice management services to orthodontic practices, which he founded. Prior to that, Mr. Westover was President and Chief Executive Officer of SysteMed, Inc., a prescription benefits management company, and Senior Vice President and Chief Financial Officer of Wellpoint Health Networks, Inc. and Blue Cross of California. He earned a bachelor’s degree in accounting from Brigham Young University.

For information regarding certain related-party transactions, please refer to the section entitled “CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS.”

Vote Required and Recommendation of the Board

The two nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as directors. Votes withheld from any director nominee will be counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the two nominees recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that each nominee will be available to serve as a director. In the event Messrs. Ryan or Westover become unavailable, however, the proxy holders will be authorized to vote for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Messrs. Ryan and Westover.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF MR. RYAN AND MR. WESTOVER.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITORS

The Audit Committee has appointed KPMG LLP, certified public accountants, as our independent auditors for the year ending December 31, 2004. KPMG has been our independent auditors since July 1, 2002, when, upon recommendation of the Audit Committee, the Board unanimously approved the dismissal of Arthur Andersen LLP (our independent auditors since 1995) and appointed KPMG as our new independent auditors. Although it is not required to do so, the Audit Committee wishes to submit the appointment of KPMG for stockholder ratification at the Annual Meeting. Notwithstanding the appointment or a ratification, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year without notice to, or the consent of, our stockholders, if the Audit Committee determines that such a change would be in our and our stockholders’ best interest. If the stockholders do not ratify the appointment, the Audit Committee will reconsider its selection.

Representatives of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

During the year ended December 31, 2001, and the subsequent interim period of 2002 through the date of the dismissal of Arthur Andersen, there was no disagreement between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter of such disagreement in its reports, and there occurred no reportable event as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

The audit report of Arthur Andersen on our consolidated financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2001, and the subsequent interim periods of 2002 through the appointment of KPMG, we did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

In accordance with the requirements of Item 304 of Regulation S-K, we submitted this disclosure to Arthur Andersen and KPMG and presented them with the opportunity to include a statement in this proxy solicitation if they believe the above statements are incorrect or incomplete.

Audit Fees

For the years ended December 31, 2003 and 2002, we paid or have accrued fees to KPMG. Audit fees include the annual audit, quarterly reviews, accounting consultation, statutory audits, and review of registration statements and consents in connection with same. Audit-related fees include employee benefit plan audits, due diligence assistance and accounting consultation on proposed transactions. Tax fees include U.S., foreign and state income tax preparation and tax consultation. There were no fees for financial information systems design and implementation in 2003 or 2002. The Audit Committee believes KPMG’s independence has not been impaired by their non-audit services. A summary of fees paid or accrued to KPMG for 2003 and 2002 appears below:

Fee Category	2003	2002
Audit	$264,273	$164,933
Audit-related	41,243	41,307
Tax	39,292	28,062

Total	$344,808	$234,302

It is the policy of the Audit Committee to pre-approve audit, audit-related, tax and non-audit services not prohibited by law to be performed by the independent auditors of Sonic Innovations. The Audit Committee is authorized to delegate the pre-approval of such services to an individual member of the Audit Committee, provided that such individual shall report any decisions to pre-approve such services and fees to the full Audit Committee at its next regularly scheduled meeting.

Vote Required and Recommendation of the Board

Ratification of the appointment of KPMG LLP as our independent auditors for the 2004 fiscal year requires the affirmative vote of a majority of the shares of Sonic Innovations common stock present in person or represented by proxy and entitled to be voted at the Annual Meeting. Abstentions have the same effect as a vote against the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE 2004 FISCAL YEAR.

PROPOSAL THREE

APPROVAL OF THE AMENDED AND RESTATED 2000 STOCK PLAN

We are asking stockholders to approve our Amended and Restated 2000 Stock Plan (the “Plan”) so that we may use it to achieve the Company’s goals and also receive a federal income tax deduction for certain compensation paid under the Plan. We propose to allow us to grant a wider range of awards under the Plan, including stock appreciation rights, performance shares and performance units and to extend the term of the Plan until March 11, 2014. The Board of Directors approved these amendments to the Plan in March 2004, subject to approval from the stockholders at the Annual Meeting. The Board also approved amendments to the Plan in March 2004 to restrict the Company’s use of the Plan and limit its dilutive effect, including (i) requiring stockholder consent to reprice outstanding stock options or stock appreciation rights and/or institute an option or stock appreciation right exchange program, and (ii) limiting the total number of shares that may be covered by grants of awards with an exercise or purchase prices less than 100% of fair market value to no more than 30% of the shares available for issuance under the Plan. If approved, the Plan replaces the current 2000 Stock Plan (the “Current Plan”) in its entirety.

We strongly believe that the approval of the Plan is essential to our continued success. Our employees are our most valuable asset. Stock options and other awards such as those provided under the Plan are vital to our ability to attract, retain and motivate outstanding and highly skilled individuals to further the Company’s goals. We also believe the Plan will help us to increase stockholder value by enabling us to more directly link some of the vesting of awards to our performance. We will also be able to receive a federal income tax deduction for certain compensation paid under the Plan.

Summary of the Plan

The following paragraphs provide a summary of the principal features of the Plan and its operation. The following summary is qualified in its entirety by reference to the Plan as set forth in Appendix A.

Background and Purpose of the Plan

The Plan permits the grant of the following types of incentive awards: (1) stock options; (2) stock purchase rights; (3) stock appreciation rights; (4) performance shares; and (5) performance units (individually, each an “Award”). The Plan is intended to help the Company attract and retain the best available personnel for positions of substantial responsibility, provide additional incentives to employees, directors and consultants, and promote the success of the Company.

Administration of the Plan

The Compensation Committee of the Board (the “Administrator”) will administer the Plan. Members of the Compensation Committee generally must qualify as “outside directors” under Section 162(m) of the Internal Revenue Code (so that the Company is entitled to receive a federal tax deduction for certain compensation paid under the Plan) and must meet such other requirements as are established by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3. (For the Plan to qualify for exemption under Rule 16b-3, members of the Compensation Committee must be “non-employee directors”). Notwithstanding the foregoing, the Board also may appoint one or more separate committees (whose members do not have to meet the previously discussed qualifications) to administer the Plan with respect to employees who are not officers or directors of the Company.

Subject to the terms of the Plan, the Administrator has the sole discretion to select the employees, directors and consultants who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the Plan and outstanding Awards.

A total of 5,000,000 shares of our common stock (“Shares”) are reserved for issuance under the Current Plan. As of March 8, 2004, 666,056 Shares were available for future issuance. No more than 30% of the Shares reserved for issuance under the Plan may be issued pursuant to Awards with an exercise price or purchase price less than 100% of fair market value on the date of grant. Shares that are returned to the Current Plan as a result of termination, expiration or forfeiture will be available for issuance under the Plan.

If an Award expires or is cancelled without having been fully exercised or vested, the unvested or cancelled Shares generally will be returned to the available pool of Shares reserved for issuance under the Plan. Also, if the exercise or purchase price of an Award is paid through the tender of Shares, or if Shares are withheld to satisfy a withholding obligation, the number of Shares available for issuance shall be reduced by the net number of Shares issued. If we experience a stock dividend, reorganization or other change in our capital structure, the Administrator has discretion to adjust the number of Shares available for issuance under the Plan, the outstanding Awards, and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change.

Eligibility to Receive Awards

The Administrator selects the employees, directors and consultants who will be granted Awards under the Plan. The actual number of individuals who will receive an Award under the Plan cannot be determined in advance because the Administrator has the discretion to select the participants.

Stock Options

A stock option is the right to acquire Shares at a fixed exercise price for a fixed period of time. Under the Plan, the Administrator may grant nonstatutory stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The Administrator will determine the number of Shares covered by each option, but during any fiscal year of the Company, no participant may be granted options covering more than 500,000 Shares. Notwithstanding the 500,000 Share limit, a participant may be granted options covering an additional 500,000 Shares in connection with his or her initial service.

The exercise price of the Shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the Shares covered by incentive stock options or nonstatutory options intended to qualify as “performance based” under Section 162(m) of the Internal Revenue Code. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. The aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options that first become exercisable by any participant during any calendar year also may not exceed $100,000.

An option granted under the Plan generally cannot be exercised until it vests. Options become exercisable at the times and on the terms established by the Administrator. The Administrator also determines when options expire, subject to the limitation that the term of an option may be no more than 10 years from the grant date (and, in the case of an incentive stock option granted to a participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, no more than 5 years).

The exercise price of each option granted under the Plan must be paid in full at the time of exercise. The exercise price may be paid in any form as determined by the Administrator, including, but not limited to, cash, check, promissory note, surrender of shares that meet conditions established by the Administrator to avoid adverse accounting consequences and consideration received through a cashless exercise program.

The Administrator may offer to buy out previously granted options at any time. However, options cannot be repriced nor can an option exchange program be implemented without first obtaining stockholder approval.

Stock Purchase Rights

Stock purchase rights (also referred to as restricted stock) are Shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator will determine the purchase price to be paid for the Shares, the number of Shares subject to stock purchase rights and any other terms and conditions of the stock purchase rights (including the vesting schedule); provided, however, that no participant may be granted stock purchase rights covering more than 500,000 Shares in any one fiscal year of the Company.

Stock Appreciation Rights

Stock appreciation rights grant the participant the right to receive an amount equal to (1) the number of shares exercised, times (2) the amount by which the Company’s stock price exceeds the exercise price. An individual will be able to profit from a stock appreciation right only if the fair market value of the stock increases above the exercise price. No participant may be granted stock appreciation rights covering more than 500,000 Shares in any fiscal year of the Company, except that a participant may receive stock appreciation rights covering an additional 500,000 Shares in connection with his or her initial employment.

The Administrator determines the terms and conditions of stock appreciation rights, including the exercise price and when the stock appreciation right expires, subject to the limitation that no stock appreciation right may have a term of more than 10 years.

The Administrator may offer to buy out previously granted stock appreciation rights at any time. However, the exercise price of outstanding stock appreciation rights may not be reduced without stockholder consent.

Performance Units and Performance Shares

Performance units and performance shares result in a payment to a participant if performance objectives are achieved or the Awards otherwise vest. The Administrator determines the terms and conditions of performance units and performance shares, including the applicable performance objectives (which may be solely service-based); provided, however, that any period for measuring performance will be at least 12 months. Each performance unit and performance share generally has an initial value equal to the fair market value of one Share on the date of grant. The Administrator will determine the number of performance units and performance shares granted to any participant; provided, however, that during any fiscal year of the Company, no participant may be granted performance units with an initial value greater $3 million or be granted more than 500,000 performance Shares.

Performance Goals

Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to our Chief Executive Officer and to each of our other four most highly compensated executive officers may not be deductible to the extent it exceeds $1 million. However, we are able to preserve the deductibility of compensation in excess of $1 million if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Plan, setting limits on the number of Awards that any individual may receive, and for Awards other than options, establishing performance criteria that must be met before the Award will vest or be paid.

We have designed the Plan so that it permits us to pay compensation that qualifies as performance-based under Section 162(m). Thus, the Administrator (in its discretion) may make performance goals applicable to a participant with respect to an Award. At the Administrator’s discretion, one or more of the following performance goals may apply: cash flow, customer satisfaction, earnings, gross margin, market price of stock, market share, net income, operating income, operating margin, return on capital, return on equity, return on net assets and sales. Any criteria used may be measured, as applicable, in relative terms (including passage of time and/or against another company or companies), on a per-share basis, against the performance of the Company as a whole or any segment of the Company, and on a pre-tax or after-tax basis.

Deferred Stock Units

Shares acquired upon exercise (or vesting, as applicable) of a stock purchase right, performance shares and performance units may be paid-out in installments or on a deferred basis, as determined by the Administrator. In the event the Administrator decides to permit deferral, the Administrator shall establish rules and procedures governing how a participant may elect to defer payout.

Change of Control

In the event of a “change in control” of the Company, the successor corporation will either assume or provide a substitute award for each outstanding Award. In the event the successor corporation refuses to assume or provide a substitute award, the Award immediately will vest and become exercisable (if applicable) as to all of the Shares (or cash) subject to the Award. In addition, if an option or stock appreciation right becomes fully vested and exercisable in lieu of assumption or substitution, the Administrator will provide at least a 15 day notice and the Award will terminate upon the expiration of such notice period.

Certain officers of the Company may be granted limited stock appreciation rights in connection with their options. Upon a “hostile take-over,” each outstanding option with a limited stock appreciation right that has been in effect for at least six months automatically shall be cancelled and the stock appreciation right automatically shall be exercised. The Shares subject to the cancelled options shall not be available for future issuance in the event the Plan is assumed and continued in connection with the hostile take-over.

Awards to be Granted to Certain Individuals and Groups

The number of Awards that an employee or consultant may receive under the Plan is in the discretion of the Administrator and therefore cannot be determined in advance. Our directors and executive officers have an interest in this proposal because they are eligible to receive discretionary Awards under the Plan. To date, only stock options have been granted under the Current Plan. The following table sets forth the aggregate number of Shares subject to options granted during 2003 and the average per share exercise price of such options.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price
Andrew G. Raguskus	170,000	$4.68
Michael A. James	100,000	$5.43
Stephen L. Wilson	195,000	$3.94
Jorgen Heide	110,000	$4.73
Gregory N. Koskowich	60,000	$4.58
All executive officers as a group (11 persons)	910,000	$4.87
All directors who were not executive officers as a group (4 persons)	24,000	$3.56
All employees who were not executive officers as a group (130 persons)	587,250	$4.84

Limited Transferability of Awards

Awards granted under the Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Plan. Tax consequences for any particular individual may be different.

Nonstatutory Stock Options.

A participant does not recognize taxable income upon grant of a nonstatutory stock option. Upon exercise, the participant recognizes ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the Shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the Shares is capital gain or loss.

Incentive Stock Options.

A participant does not recognize taxable income upon the grant or exercise of an incentive stock option (except for purposes of the alternative minimum tax, in which case taxation upon exercise is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price is taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two-year or one-year holding periods described above, he or she generally recognizes ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any further gain or loss is capital gain or loss.

Stock Appreciation Rights.

A participant does not recognize taxable income upon grant of a stock appreciation right. Upon exercise, the participant recognizes ordinary income in an amount equal to the amount of cash received and the fair market value of any Shares received. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

Stock Purchase Rights, Performance Units and Performance Shares.

A participant does not recognize taxable income upon grant of a stock purchase right, performance units or performance shares. Instead, he or she recognizes ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the Shares or cash received minus any amount paid for the Shares. (If payout of an Award is deferred, a participant will not have taxable income until the Award is paid-out.) For restricted stock (that was acquired pursuant to a stock purchase right) only, a participant instead may elect to be taxed at the time of grant.

Tax Effect for the Company.

The Company generally will be entitled to a tax deduction in connection with an Award in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). As discussed above, Section 162(m) of the Internal Revenue Code limits the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. However, the Plan has been designed to permit the Administrator to grant Awards that qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with such Awards.

Amendment and Termination of the Plan

The Board generally may amend or terminate the Plan at any time and for any reason. Amendments will be contingent on stockholder approval if required by applicable law, stock exchange listing requirements, or if so promised by the Board. By its terms, the Plan automatically terminates in 2014.

Summary

We believe strongly that the approval of the Plan is essential to our continued success. Our employees are our most important asset. Awards such as those provided under the Plan constitute an important incentive for key employees of the Company and help us to attract, retain and motivate people whose skills and performance are critical to our success.

Vote Required and Recommendation of the Board

The approval of the Plan requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock that are present in person or by proxy and entitled to vote at the Annual Meeting.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2000 STOCK PLAN.

REPORT OF THE COMPENSATION COMMITTEE ON

EXECUTIVE COMPENSATION

Overview

The Compensation Committee of the Board of Directors (the “Committee”) is responsible for establishing compensation policy and administering the compensation programs for the Company’s executive officers including the Named Executive Officers.

The Compensation Committee charter describes in greater detail the full responsibilities of the Compensation Committee and is available on our website at http://www.sonici.com/corporategovernance. The Committee is comprised solely of independent directors as defined by the listing standards of the National Association of Securities Dealers. Further, Committee members have no “interlocking” relationships as defined by Securities and Exchange Commission regulations. All decisions by the Committee relating to the compensation of the Company’s executive officers are reviewed by the Board.

The Committee evaluates the Company’s executive compensation programs, mainly in relation to the programs offered by other medical equipment and supplies companies. This analysis is intended to ensure that the Committee has sufficient comparative data with respect to overall compensation levels. The Company reviews the reasonableness of total compensation levels using public information from medical equipment and supplies companies and several publicly available surveys. Certain of these companies are included in the S&P Healthcare (Equipment and Supplies) Index, which is used for the purpose of comparing stockholder returns in the stockholder return performance graph. The Committee’s objective is to attract and retain talented individuals by targeting total executive compensation in line with medical equipment and supplies peer group companies.

In recognition of Section 162(m) of the Internal Revenue Code, which limits the deductibility of certain executive compensation to $1,000,000 per year, the Committee will, to the extent programs can be excluded from the $1,000,000 limit and to the extent no pre-existing, contractual obligations exist, take the necessary actions to secure full tax deductibility under the Internal Revenue Code.

Compensation Philosophy

The hearing aid market is highly competitive. There are six hearing aid manufacturers that are substantially larger than the Company. Achieving increased revenues and profitability in this competitive market presents significant challenges for the Company’s management. The Committee believes that, if the Company is to continue its growth, bring new products to market, gain market share, achieve greater revenues and improve profitability, its executive compensation program must have the flexibility to attract and retain high quality, motivated employees. Furthermore, the executive compensation program must provide incentives that will reward key managers for aggressively pursuing the actions necessary to improve the Company’s performance and enhance long-term stockholder value.

The Company’s executive compensation program is based upon a pay-for-performance philosophy. There are currently three components to the Company’s executive compensation program: base salary; an annual cash bonus opportunity; and long-term stock-based incentives in the form of stock options. The Company is committed to a strong link between its operating and strategic goals and its compensation program. The financial goals for certain elements of the compensation program are reviewed by the Committee in conjunction with its review of the Company’s annual operating plan.

Base Salary

An executive’s base salary is determined by an assessment of his current performance, sustained performance, advancement potential, experience, responsibility, scope and complexity of the position, current salary in relation to the range designated for the job and salary levels for comparable positions at peer group companies. Additionally, the Committee sets base salaries for executive officers based on the executive’s contribution to the Company’s success through operational improvements and strategic initiatives. Factors considered in determining base salary are not assigned pre-determined relative weights.

Annual Incentive Awards

Payments under the Company’s bonus program are based on the Company’s achievement of Company performance goals as approved by the Committee and each executive’s achievement of individual objectives as approved by the Chief Executive Officer. The Chief Executive Officer’s individual objectives are approved by the Chairman of the Board. The bonus program provides for a normal bonus of up to a maximum of 55% of base pay, with an over-achievement bonus opportunity based on Company performance in excess of targets. For 2003, the Company performance goals related to targeted levels of net sales and earnings per share, each of which accounted for one-third of the participant’s bonus. The remaining one-third of the participant’s bonus related to the participant’s individual objectives. Bonuses for 2003 reflect the fact that net sales targets were achieved principally as a result of acquisition activity, earnings per share targets were achieved at a low level principally as a result of acquisition activity and individual objectives were generally achieved. In addition, discretionary bonuses were recommended by the Committee and approved by the Board for the executive officers as a result of the Company’s improving operational and financial performance through the year, culminating in record fourth quarter net sales and net income.

It is anticipated for 2004 that the Company’s performance goals will also relate to net sales and earnings per share targets, and a component of the bonus will be tied solely to achievement of individual objectives.

Stock Options

The Company’s philosophy regarding equity-based compensation is that equity-based incentives should be directly related to the creation of stockholder value, thus providing a strong link between management and stockholders. The Company believes that equity-based incentives are very consistent with the entrepreneurial spirit the Company seeks in its executive team. In support of this philosophy, the Company has awarded stock options to its executive officers.

Stock options are generally granted annually consistent with the Company’s objective to provide (i) a long-term equity interest in the Company, and (ii) an opportunity for a greater financial reward if long-term performance is sustained. To encourage a long-term perspective, stock options cannot be exercised immediately. Generally, stock options become exercisable over a four-year period. The number of shares subject to stock options granted to each executive officer is approved by the Committee. Individual grant size is dependent on the executive officer’s experience, position and level of responsibility within the Company, an evaluation of the executive officer’s performance and an assessment of the executive officer’s ability to positively impact the Company’s future business plans. No pre-assigned relative weight is ascribed to any of these factors.

Chief Executive Officer Compensation

Andrew G. Raguskus has been President and Chief Executive Officer of the Company since 1996. Mr. Raguskus’ annual salary at the end of 2003 was $288,000. He has an annual normal bonus opportunity of up to a maximum of 55% of his base pay, with an over-achievement bonus opportunity based on Company performance in excess of targets. For 2003, Mr. Raguskus received a bonus of $143,000, which included a discretionary amount of $90,200 recommended by the Committee and approved by the Board as a result of the Company’s improving operational and financial performance through the year, culminating in record fourth quarter net sales and net income. Mr. Raguskus’ salary and bonus opportunity were considered to be reasonable in comparison to similar salaries and bonus structures for medical equipment and supplies company chief executive officers. In 2003, Mr. Raguskus was granted stock options to purchase 80,000 shares of common stock with an exercise price of $2.86 per share and 90,000 shares of common stock with an exercise price of $6.29 per share. The Committee will consider future salary and bonus adjustments and stock option grants for the Chief Executive Officer based on the Company’s operating performance, as well as the compensation packages of similarly positioned medical equipment and supplies company chief executive officers. The Committee believes that the Chief Executive Officer should have an equity interest in the Company. As of March 8, 2004, Mr. Raguskus beneficially owned 551,731 shares of the Company’s common stock.

Conclusion

Consistent with its compensation philosophy, the Committee believes the executive officer compensation program provides appropriate incentives to attain solid financial performance and is closely aligned with stockholder interests. The Committee believes that the Company’s compensation program directs the efforts of the executive officers toward the continued achievement of Sonic Innovations’ growth and profitability for the benefit of the Company’s stockholders.

Compensation Committee:

Anthony B. Evnin, Chairman

Samuel L. Westover

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, and the independent auditors’ qualifications, independence and performance. The Audit Committee manages the Company’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to (i) obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties, and (ii) receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance. The Audit Committee charter describes in greater detail the full responsibilities of the Audit Committee and was filed as an exhibit to last year’s proxy statement and is available on our website at http://www.sonici.com/corporategovernance.

Management is responsible for the Company’s financial reporting process, including its system of disclosure controls and internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements. The Audit Committee monitors and reviews these processes.

The Committee has reviewed and discussed with management and KPMG LLP the Company’s audited financial statements as of and for the year ended December 31, 2003. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the American Institute of Certified Public Accountants’

Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as well as those communications specifically required by Securities and Exchange Commission rules and regulations. The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by the Independence Standards Board’s Independence Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with KPMG LLP its independence from the Company and management.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the Company’s 2003 audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Audit Committee:

Samuel L. Westover, Chairman

Lewis S. Edelheit

Anthony B. Evnin

STOCKHOLDER RETURN PERFORMANCE GRAPH

The graph and table below compare the cumulative total stockholder return on Sonic Innovations’ common stock from May 2, 2000, the date of our initial public offering, with the cumulative total return on the S&P 500 Composite Index and the S&P Healthcare (Equipment and Supplies) Index over the same period. The graph and table assume the investment of $100 in each of Sonic Innovations’ common stock, the S&P 500 Composite Index and the S&P Healthcare (Equipment and Supplies) Index on May 2, 2000 and that all dividends were reinvested.

Comparison of Cumulative Total Return Among Sonic Innovations, S&P 500 Composite Index,

and S&P Healthcare (Equipment and Supplies) Index

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

The following table shows the cash compensation and certain other compensation paid or accrued by us to our Chief Executive Officer and each of our other four most highly compensated executive officers (collectively, the “Named Executive Officers”) during fiscal years 2003, 2002 and 2001.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year			Long-Term Compensation	All Other Compensation
		Annual Compensation		Awards
		Salary	Bonus	Securities Underlying Stock Options
Andrew G. Raguskus President and Chief Executive Officer	2003 2002 2001	$284,769 271,461 260,801	$143,000 137,807 —	170,000 50,000 70,000	$	— — —

Michael A. James (1) Senior Vice President Worldwide Commercial Operations	2003 2002 2001	246,154 36,923 —	64,067 18,462 —	100,000 250,000 —		75,000 — —	(2)

Stephen L. Wilson Senior Vice President and Chief Financial Officer and Secretary	2003 2002 2001	236,154 218,615 212,346	62,422 60,867 —	195,000 — 50,000		— — —

Jorgen Heide Senior Vice President Business Development	2003 2002 2001	233,462 222,692 213,349	61,467 50,750 —	110,000 — 60,000		— — —

Gregory N. Koskowich Vice President Research and Development	2003 2002 2001	218,846 212,692 203,317	30,000 28,428 —	60,000 — 60,000		— — —

(1)	Joined the Company in October 2002.
(2)	Relocation related expenses.

Option/SAR Grants in Last Fiscal Year

The following table sets forth information with respect to stock options granted during the fiscal year ended December 31, 2003 to each of the Named Executive Officers. All options were granted under our 2000 Stock Plan at exercise prices equal to the fair market value of our common stock on the dates of grant. We have never granted any stock appreciation rights.

The percentage of options granted is based on an aggregate of 1,461,250 options granted by us during the fiscal year ended December 31, 2003 to our employees, including the Named Executive Officers. The potential realizable value amounts in the last two columns of the table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the ten-year option term.

The assumed 5% and 10% annual rates of stock price appreciation from the date of grant to the end of the option term are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock and the option holder’s continued employment through the vesting period.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	5%	10%
Andrew G. Raguskus	80,000	5.5%	$2.86	02/06/13	$143,891	$364,648
	90,000	6.2	6.29	12/16/13	356,017	902,218

Michael A. James	25,000	1.7	2.86	02/06/13	44,966	113,953
	75,000	5.1	6.29	12/16/13	296,681	751,848

Stephen L. Wilson	70,000	4.8	2.86	02/06/13	125,905	319,067
	125,000	8.6	4.55	07/31/13	357,683	906,441

Jorgen Heide	50,000	3.4	2.86	02/06/13	89,932	227,905
	60,000	4.1	6.29	12/16/13	237,345	601,478

Gregory N. Koskowich	30,000	2.1	2.86	02/06/13	53,959	136,743
	30,000	2.1	6.29	12/16/13	118,672	300,739

Options granted in 2003 vest at the rate of 1/4th one year from the date of grant and 1/48th per month thereafter with full vesting achieved in four years, except for Mr. Wilson’s option pertaining to 125,000 shares, all or a part of which shall vest on July 31, 2004, provided that certain performance objectives relating to sales and profits of the Company’s German operation, which was acquired in May 2003, are achieved. In the event such performance objectives are not achieved, the options vest at the end of four years.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table sets forth for each of the Named Executive Officers the number and value of (i) options exercised in 2003 and (ii) exercisable and unexercisable stock options held at December 31, 2003.

OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)		Value of Unexercised In-the- Money Options/SARs at Fiscal Year-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Andrew G. Raguskus	—	$—	414,151	264,799	$1,555,087	$490,969
Michael A. James	—	—	62,500	287,500	118,750	458,000
Stephen L. Wilson	—	—	338,016	226,458	844,190	559,716
Jorgen Heide	—	—	194,725	146,750	569,012	274,200
Gregory N. Koskowich	—	—	128,593	112,884	272,523	209,701

The value realized on shares acquired on exercise was determined by multiplying the number of shares acquired by the difference between the exercise price per share and the market value per share on the exercise date. The value of unexercised “in-the-money” options was determined by multiplying the number of shares subject to such options by the difference between the exercise price per share and $6.45, the closing price per share of our common stock on the Nasdaq National Market on December 31, 2003.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Employment Agreements and Change of Control Arrangements

We have agreements with each of our executive officers, including each of the Named Executive Officers (except Mr. Wilson), which are intended to provide for continuity of management in the event of a change of control of the Company. The agreements provide that covered executive officers are entitled to certain severance benefits following a change in control of the Company (as defined in the agreements). If, at any time beginning 20 days before and ending 12 months after a change in control, the covered executive officer is involuntarily terminated by the Company (as defined in the agreements), then the executive will receive a severance payment equal to 12 months of the executive’s base monthly salary (24 months in the case of Mr. Raguskus). For a period of up to one year, the covered executive officer will receive health and dental insurance coverage substantially similar to the coverage provided prior to termination. In addition, (i) all outstanding and unvested stock options granted to the covered executive officer prior to the change in control will become fully vested and exercisable, and (ii) the right of repurchase, if any, by the Company (or its successor) with respect to any Company stock that was purchased by the executive prior to the change in control will lapse in its entirety as of the date of termination. Under the terms of Mr. Wilson’s employment agreement, he will receive a severance package of one year’s salary, bonus and benefits in the event that we terminate his employment. In the event that Mr. Wilson is terminated following a change of control of the Company, he will receive two year’s salary and bonus and all of his then outstanding stock options will become fully vested and exercisable.

Indemnification Agreements

We indemnify our directors and officers against certain costs that could be incurred if they were made, or threatened to be made, a party to a legal proceeding because of their official status as a director or officer. The indemnification agreements, together with our charter documents provide for indemnification to the fullest extent permitted by Delaware law.

Stock Option Grants

In 2003, we granted stock options to purchase an aggregate of 934,000 shares of our common stock to our executive officers and directors. Such options were granted at exercise prices ranging from $2.86 to $7.11 per share, in each case equal to the fair market value of our common stock on the date of grant.

OTHER INFORMATION

Expenses of Solicitation

Sonic Innovations will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses for postage in forwarding proxy materials to beneficial owners. Directors, officers and employees of Sonic Innovations, without extra compensation, may solicit proxies personally or by mail, telephone or fax.

Householding

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, stockholders of record who have the same address and last name receive only one copy of our proxy material unless such stockholders notify us that they would like to continue to receive individual copies. This reduces our printing costs and postage fees. If because of multiple accounts you are still receiving multiple copies of our proxy material at a single address and wish to receive a single copy, or if you currently participate in householding but prefer to receive separate copies of future materials; and your shares are registered directly through the Company’s stock transfer agent, please contact American Stock Transfer at (718) 921-8380 or inform them in writing at 6201 15th Avenue, Brooklyn, NY 11219. If your shares are held through a brokerage account, please contact your broker directly.

Deadline for Receipt of Stockholder Proposals and Director Nominations

Stockholders are entitled to present proposals for action at a forthcoming annual meeting if they comply with the requirements of our Bylaws and the rules established by the Securities and Exchange Commission (the “SEC”) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). In order for a stockholder proposal to be considered for inclusion in Sonic Innovations’ proxy statement for next year’s annual meeting, the written proposal must be received by the Secretary at our offices no later than one hundred twenty (120) days prior to the date on which we mailed this Proxy Statement to stockholders in connection with this year’s Annual Meeting. Assuming a mailing date of April 5, 2004, the deadline for stockholder proposals for next year’s annual meeting will be December 6, 2004. In the event that the date of next year’s annual meeting is changed by more than thirty (30) days from the date of this year’s Annual Meeting, notice by the stockholder to be timely must be received no later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of next year’s annual meeting is first made. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the class and number of shares of our stock which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act.

For any proposal that is not submitted for inclusion in next year’s proxy statement but instead is sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if Sonic Innovations: (a) receives notice before the close of business on December 6, 2004 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on the matter, or (b) does not receive notice of the proposal prior to the close of business on December 6, 2004.

All submissions to, or requests of, the Secretary should be made to our principal offices: 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121.

Other

Sonic Innovations’ 2003 Annual Report on Form 10-K, containing the audited financial statements as of and for the year ended December 31, 2003, is being sent to stockholders together with this Proxy Statement.

SONIC INNOVATIONS WILL FURNISH TO STOCKHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: SECRETARY, SONIC INNOVATIONS, INC., 2795 EAST COTTONWOOD PARKWAY, SUITE 660, SALT LAKE CITY, UTAH 84121.

The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors

Stephen L. Wilson

Senior Vice President and

Chief Financial Officer and Secretary

Appendix A

SONIC INNOVATIONS, INC.

2000 STOCK PLAN

(Amended and restated as of March 11, 2004)

1.	Purposes of the Plan. The purposes of this 2000 Stock Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Service Providers, and

•	to promote the success of the Company’s business.

Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units, as determined by the Administrator at the time of grant.

2.	Definitions. As used herein, the following definitions shall apply:

(a)	“Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)	“Applicable Laws” means the requirements relating to the administration of equity compensation plans under U. S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)	“Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units.

(d)	“Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)	“Awarded Stock” means the Common Stock subject to an Award.

(f)	“Board” means the Board of Directors of the Company.

(g)	“Code” means the Internal Revenue Code of 1986, as amended.

(h)	“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(i)	“Common Stock” means the common stock of the Company, or in the case of Performance Units, the cash equivalent thereof.

(j)	“Company” means Sonic Innovations, Inc., a Delaware corporation.

(k)	“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(l)	“Deferred Stock Unit” means a deferred stock unit Award granted to a Service Provider pursuant to Section 14.

(m)	“Director” means a member of the Board.

(n)	“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(o)	“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be treated as an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(p)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)	If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of determination (or, if the time of determination does not fall on a market trading day, the last market trading day prior to the time of determination), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)	In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(r)	“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s)	“Inside Director” means a Director who is an Employee.

(t)	“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u)	“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Award Agreement.

(v)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)	“Option” means a stock option granted pursuant to the Plan.

(x)	“Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(y)	“Outside Director” means a Director who is not an Employee.

(z)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa)	“Participant” means the holder of an outstanding Award granted under the Plan.

(bb)	“Performance Goals” means the goal(s) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) cash flow, (ii) customer satisfaction, (iii) earnings, (iv) gross margin, (v) market price of stock, (vi) market share, (vii) net income, (viii) operating income, (ix) operating margin, (x) return on capital, (xi) return on equity, (xii) return on net assets, and (xiii) sales. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or a segment of the Company, and (v) on a pre-tax or after-tax basis.

(cc)	“Performance Share” means a performance share Award granted to a Service Provider pursuant to Section 12.

(dd)	“Performance Unit” means a performance unit Award granted to a Service Provider pursuant to Section 13.

(ee)	“Plan” means this 2000 Stock Plan.

(ff)	“Restricted Stock” means Shares granted pursuant to Section 11 of the Plan that are subject to vesting, if any, based solely on continuing as a Service Provider.

(gg)	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(hh)	“Section 16(b)” means Section 16(b) of the Exchange Act.

(ii)	“Service Provider” means an Employee, Director or Consultant.

(jj)	“Share” means a share of the Common Stock, as adjusted in accordance with Section 17 of the Plan.

(kk)	“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, that pursuant to Section 10 is designated as an SAR.

(ll)	“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.

Stock Subject to the Plan.    Subject to the provisions of Section 17 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 5,000,000 Shares, plus an annual increase to be added on each January 1st equal to the lesser of (i) 789,474 Shares, (ii) 5% of the outstanding shares on such date, or (iii) a lesser amount of Shares as determined by the Board; provided, however, that in no event shall more than 30% of the Shares remaining issuable under the Plan as of the date of Plan amendment in 2004 be granted pursuant to Awards with an exercise price or purchase price that is less than 100% of Fair Market Value on the date of grant. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Performance Shares, Performance Units or Deferred Stock Units, is forfeited back to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased Shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to an SAR shall cease to be available under the Plan; all remaining Shares under SARs, shall remain available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock, Performance Shares, Performance Units or Deferred Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not result in reducing the number of Shares available for issuance under the Plan.

4.	Administration of the Plan.

(a)	Procedure.

(i)	Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)	Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)	Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)	Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b)	Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)	to determine the Fair Market Value;

(ii)	to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the number of Shares to be covered by each Award granted hereunder;

(iv)	to approve forms of agreement for use under the Plan;

(v)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price,

the time or times when Options or SARs may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)	to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

(vii)	to institute an option exchange program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price;

(viii)	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix)	to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x)	to modify or amend each Award (subject to Section 19(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options or SARs longer than is otherwise provided for in the Plan;

(xi)	to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiii)	to make all other determinations deemed necessary or advisable for administering the Plan.

(c)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants.

5.	Eligibility. Restricted Stock, Performance Shares, Performance Units, Stock Appreciation Rights, Deferred Stock Units and Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.	Limitations.

(a)	ISO $100,000 Rule. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)	No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or its Parent or Subsidiaries to terminate such relationship at any time, with or without cause.

(c)	162(m) Limitation. The following limitations shall apply to grants of Options and SARs with an exercise price equal to or exceeding 100% of Fair Market Value on the grant date:

(i)	No Service Provider shall be granted, in any fiscal year of the Company, Options or SARs to purchase more than 500,000 Shares.

(ii)	In connection with his or her initial service, a Service Provider may be granted Options or SARs to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 17(a).

If an Option or SAR is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 17(c)), the cancelled Option or SAR will be counted against the limits set forth in subsections (i) and (ii) above.

7.	Term of Plan. The Plan shall become effective upon its adoption by the Board. Subject to Section 23, it shall continue in effect for a term of ten (10) years from its most recent Board amendment through March 11, 2014 unless terminated earlier under Section 19 of the Plan.

8.	Stock Options.

(a)	Term of Options. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

(b)	Option Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)	In the case of an Incentive Stock Option:

(A)	granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)	granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)	In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii)	The exercise price for the Shares to be issued pursuant to an already granted Option may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an option exchange program whereby the Optionee agrees to cancel an existing Option in exchange for an Option, SAR or other Award.

(c)	Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(d)	Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

(i)	cash;

(ii)	check;

(iii)	promissory note;

(iv)	other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v)	consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi)	a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company sponsored deferred compensation program or arrangement;

(vii)	any combination of the foregoing methods of payment; or

(viii)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(e)	Exercise of Option—Procedure for Exercise; Rights as a Stockholder.

(i)	Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

(ii)

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 17 of the Plan.

(iii)	Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. No Option may be exercised after the expiration of the term as set forth in the Option Agreement. Unvested Shares at the date of termination, Disability, or death shall revert to the Plan. If, after termination, Disability, or death, the Optionee’s Options are not exercised within the timeframe specified herein, the unexercised Shares shall revert to the Plan.

(f)	Termination of Relationship as Service Provider. If an Optionee ceases to be Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination.

(g)	Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination.

(h)	Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement, by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution.

(i)	Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

9.	Formula Option Grants to Outside Directors. All grants of Options to Outside Directors pursuant to this Section shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(a)	All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

(b)	No person shall have any discretion to select which Outside Directors shall be granted Options under this Section or to determine the number of Shares to be covered by such Options.

(c)	Each person who first becomes an Outside Director following October 18, 2001 shall be automatically granted an Option to purchase 15,000 Shares (the “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

(d)	Each Outside Director shall be automatically granted an Option to purchase 6,000 Shares (a “Subsequent Option”) on the date of each annual meeting of the stockholders of the Company occurring after the end of the Company’s fiscal year 2001, if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

(e)	The terms of each Option granted pursuant to this Section shall be as follows:

(i)	the term of the Option shall be ten (10) years.

(ii)	the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

(iii)	subject to Section 17 hereof, the First Option shall vest and become exercisable as to 1/3 of the Shares subject to the Option on the first anniversary of its date of grant, as to 1/3 of the Shares subject to the Option on the second anniversary of its date of grant and as to the remaining 1/3 of the Shares subject to the Option on the third anniversary of its grant, provided that the Optionee continues to serve as a Director on such dates.

(iv)	subject to Section 17 hereof, the Subsequent Option shall vest and become exercisable as to 100% of the Shares subject to the Option on the anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such date.

10.	Stock Appreciation Rights.

(a)	Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b)	Exercise Price and other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

(c)	Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)	the number of Shares with respect to which the SAR is exercised.

(d)	Payment upon Exercise of SAR. At the discretion of the Administrator, payment for a SAR may be in cash, Shares or a combination thereof.

(e)	SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(f)	Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

(g)	Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Stock Appreciation Right within such period of time as is specified in the Award Agreement to the extent that the Stock Appreciation Right is vested and exercisable on the date of termination (but in no event later than the expiration of the term of such Stock Appreciation Right as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Stock Appreciation Right shall remain exercisable for three (3) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Stock Appreciation Right, the Shares covered by the unvested portion of the Stock Appreciation Right shall revert to the Plan. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified by the Administrator, the Stock Appreciation Right shall terminate, and the Shares covered by such Stock Appreciation Right shall revert to the Plan.

(h)	Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Stock Appreciation Right within such period of time as is specified in the Award Agreement to the extent the Stock Appreciation Right is vested and exercisable on the date of termination (but in no event later than the expiration of the term of such Stock Appreciation Right as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Stock Appreciation Right shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Stock Appreciation Right, the Shares covered by the unvested portion of the Stock Appreciation Right shall revert to the Plan. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein, the Stock Appreciation Right shall terminate, and the Shares covered by such Stock Appreciation Right shall revert to the Plan.

(i)	Death of Participant. If a Participant dies while a Service Provider, the Stock Appreciation Right may be exercised within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Stock Appreciation Right as set forth in the Notice of Grant), by the Participant’s estate or by a person who acquires the right to exercise the Stock Appreciation Right by bequest or inheritance, but only to the extent that the Stock Appreciation Right is vested and exercisable on the date of death. In the absence of a specified time in the Award Agreement, the Stock Appreciation Right shall remain exercisable for twelve (12) months following the Participant’s termination. If, at the time of death, the Participant is not vested as to his or her entire Stock Appreciation Right, the Shares covered by the unvested portion of the Stock Appreciation Right shall immediately revert to the Plan. The Stock Appreciation Right may be exercised by the executor or administrator of the Participant’s estate or, if none, by the person(s) entitled to exercise the Stock Appreciation Right under the Participant’s will or the laws of descent or distribution. If the Stock Appreciation Right is not so exercised within the time specified herein, the Stock Appreciation Right shall terminate, and the Shares covered by such Stock Appreciation Right shall revert to the Plan.

(j)	Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares a Stock Appreciation Right previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

11.	Restricted Stock.

(a)

Grant of Restricted Stock.    Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant or vesting of Restricted Stock; provided, however, that if the Administrator determines it is desirable for the Restricted Stock to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the Restricted Stock shall vest based upon the achievement of Performance Goals. Notwithstanding the foregoing, during any Company fiscal year, no Participant shall receive more than 500,000 Shares of Restricted Stock. Restricted Stock shall be granted in the form of units/rights to acquire Shares. Each such unit/right shall be the equivalent of one Share of Common Stock for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units/rights to acquire Shares.

(b)	Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded. The Administrator may require the recipient to sign a Restricted Stock Award agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c)	Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

12.	Performance Shares.

(a)	Grant of Performance Shares. Subject to the terms and conditions of the Plan, Performance Shares may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares; provided, however, that the performance milestones will be based on Performance Goals if the Administrator desires that the Award qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding the foregoing, during any Company fiscal year, no Participant shall receive more than 500,000 Performance Shares. Performance Shares shall be granted in the form of units/rights to acquire Shares. Each such unit/right shall be the equivalent of one Share of Common Stock for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units/rights to acquire Shares.

(b)	Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Shares agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c)	Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

13.	Performance Units.

(a)

Grant of Performance Units. Performance Units are similar to Performance Shares, except that they shall be settled in cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date. Subject to the terms and conditions of the Plan, Performance Units may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Unit award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units; provided, however, that the performance milestones will be based on Performance Goals if the Administrator desires that the Award qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding the foregoing, during any Company fiscal year, no Participant shall receive Performance Units having an initial value greater than $3,000,000. Performance Units shall be granted in the form of units/rights to acquire Shares. Each such unit/right shall be the cash equivalent of one Share of Common Stock. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Performance Units or the cash payable thereunder.

(b)	Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Unit agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c)	Performance Unit Award Agreement. Each Performance Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.

14.	Deferred Stock Units. Deferred Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.

15.	Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

16.	Leaves of Absence. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder shall cease commencing on the first day of any unpaid leave of absence and shall only recommence upon return to active service.

17.	Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)

Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, the number of Shares that may be added annually to the Plan pursuant to Section 3(c), the number of Shares that may be granted pursuant to the automatic grant provisions of Section 9 and the number of Shares as well as the price per share of Common Stock covered by each such outstanding Award and the 162(m) annual share issuance limits under Section 6(c), 11(a), 12(a) and 13(a) shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

(c)	Merger or Asset Sale.

(i)	Stock Options and SARs. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options granted to an Outside Director pursuant to Section 9 that are assumed or substituted for, if following such assumption or substitution the Optionee’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, then the Optionee shall fully vest in and have the right to exercise such Options as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. In the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or sale of assets, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(ii)	Restricted Stock, Performance Shares, Performance Units and Deferred Stock Units. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award shall be assumed or an equivalent Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Performance Share, Performance Unit or Deferred Stock Unit award, the Participant shall fully vest in the Restricted Stock, Performance Share, Performance Unit or Deferred Stock Unit including as to Shares (or with respect to Performance Units, the cash equivalent thereof) which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award shall be considered assumed if, following the merger or sale of assets, the award confers the right to purchase or receive, for each Share (or with respect to Performance Units, the cash equivalent thereof) subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

18.	Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each recipient within a reasonable time after the date of such grant.

19.	Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)	Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)	Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.	Conditions Upon Issuance of Shares.

(a)	Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Performance Units, the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)	Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.	Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder (or with respect to Performance Units, the cash equivalent thereof), shall relieve the Company of any liability in respect of the failure to issue or sell such Shares (or with respect to Performance Units, the cash equivalent thereof) as to which such requisite authority shall not have been obtained.

22.	Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

23.	Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

ANNUAL MEETING OF STOCKHOLDERS OF

SONIC INNOVATIONS, INC.

May 6, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

êPlease detach along perforated line and mail in the envelope provided.ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE
AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
1. Election of two directors		2. Proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors.	☐	☐	☐
☐ FOR ALL NOMINEES	NOMINEES:
	☐ Kevin J. Ryan ☐ Samuel L. Westover	3. Proposal to approve the Company’s Amended and Restated 2000 Stock Plan	☐	☐	☐

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES		4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

☐ FOR ALL EXCEPT (See instructions below)		THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder		Date:

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person

SONIC INNOVATIONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 6, 2004

The undersigned hereby appoints Andrew G. Raguskus and Stephen L. Wilson, or either of them, as Proxies, with full power of substitution, to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 6, 2004 at 9:00 a.m. MDT at the Salt Lake Marriott City Center, 220 South State Street, Salt Lake City, Utah, or any adjournments thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any adjournments thereof, hereby revoking all former proxies.

(Continued and to be signed on reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

SONIC INNOVATIONS, INC.

May 6, 2004

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
– OR –
TELEPHONE – Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	ACCOUNT NUMBER

ê  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

			FOR	AGAINST	ABSTAIN
1. Election of two directors		2. Proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors.	☐	☐	☐
NOMINEES:
☐ FOR ALL NOMINEES	☐ Kevin J. Ryan
☐ Samuel L. Westover
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES		3. Proposal to approve the Company’s Amended and Restated 2000 Stock Plan.	☐	☐	☐

☐ FOR ALL EXCEPT (See instructions below)		4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.